UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): May 17, 2005
                                                  ------------

                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      1-13219                  65-0039856
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



      1601 Worthington Road, West Palm Beach, Florida            33401
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          (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Principal Officer.

On May 17, 2005, the Board of Directors of Ocwen Financial Corporation elected Robert J. Leist, Jr. to serve the Company as Senior Vice President and Principal Financial Officer.

Mr. Leist, 56, has served as Vice President and Chief Accounting Officer of the Company and Ocwen Federal Bank FSB since his employment began with the Company in March 1999. Since March 2005, Mr. Leist has also served as the Acting Chief Financial Officer of the Company. From March 1987 until March 1999, he was employed at J.P. Morgan & Co., Incorporated, most recently as a Vice President. Prior to 1987, he held positions with Brylane, Inc. and Arthur Andersen & Co. Mr. Leist holds a Bachelor of Arts from Boston College, attended New York University for a Master of Business Administration and is a Certified Public Accountant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /s/ WILLIAM C. ERBEY
                                       -----------------------------------------
                                       William C. Erbey, Chief Executive Officer

Date: May 19, 2005